Exhibit 10.6

                              AMENDMENT NUMBER TWO
                                TO THE AGREEMENTS

         THIS AMENDMENT NUMBER TWO TO THE AGREEMENTS (the "Amendment") is made and entered into as of this ____ day of May, 2004, by and between FARADAY FINANCIAL, INC., a Delaware corporation (the "Lender"), and VIDEO INTERNET BROADCASTING CORPORATION, a Washington corporation (the "Company").

                                 R E C I T A L S

         A. The parties entered into an agreement captioned "Loan Agreement," effective February 17, 2004 (the "Loan Agreement"), pursuant to which the Lender has lent the Company the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000).

         B. The parties entered into an agreement captioned "Security Agreement," dated March 12, 2004 (the "Security Agreement").

         C. The parties entered into an agreement captioned "Intellectual Property Security Agreement," effective March 30, 2004 (the "IP Security Agreement").

         D. The Loan Agreement, Security Agreement, IP Security Agreement and the Initial Amendment (defined below) are sometimes hereinafter individually and collectively referred to as the "Agreements."

         E. The parties entered into an agreement captioned "Amendment Number One to the Agreements," effective April ___, 2004 (the "Initial Amendment"), pursuant to which the Lender lent the Company the additional principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000).

         F. The parties desire to further amend the Agreements to reflect the loan of up to an additional ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) in principal by Lender to the Company under the terms of the Agreements.

         G. All capitalized terms not otherwise defined herein, shall have the meaning set forth in the Agreements.

         IN CONSIDERATION of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

         1. Without altering or amending any other part of the Loan Agreement, the second recital of the Loan Agreement is hereby amended to read in its entirety as follows:

                  WHEREAS, Lender is willing to make periodic loans to Company in the total aggregate principal amount of up to TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS U.S. ($2,250,000 USD) upon the terms and conditions set forth herein and Company is willing to borrow up to the stated amount upon such terms.

         2. Without altering or amending any other part of Section 2 of the Loan Agreement or any other part of the Loan Agreement, Section 2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  2.1 During the term hereof, unless Lender shall terminate this Agreement upon an event of default under any Related Agreement, Lender hereby agrees to make periodic loans (collectively and individually, the "Loans") to Company in an aggregate principal amount at any one time outstanding not to exceed TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS (U.S.) ($2,250,000 USD) ("Maximum Amount"). Lender loaned the Company the initial principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) on or about the date of the Loan Agreement (the "Initial Installment"). Subsequent to the Initial Installment, the

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         Lender loaned the Company the additional principal amount of FIVE
         HUNDRED THOUSAND DOLLARS ($500,000). After the date hereof and subject to the other terms and conditions set forth herein, up to an additional SIX HUNDRED THOUSAND DOLLARS ($600,000) may be borrowed by the Company from Lender, provided, however, that such amounts may only be used in connection with the Company's agreement with Provo City relating to the roll-out of certain internet services and other matters described therein (the "Provo Agreement"). When additional funds are available to the Lender to loan to the Company and subject to the other terms and conditions set forth herein, additional amounts up to the Maximum Amount will be available to the Company for draw through the term of this Agreement provided, however, that such amounts may only be used in connection with the Provo Agreement. In order for Company to draw down funds subsequent to the Initial Installment, Company must notify Lender at least ten days prior to the date on which Company is seeking borrow additional funds and the aggregate amount of funds to be borrowed on such date. All draws are also subject to the Company providing Lender with reasonable assurances that the funds will be used for the purposes described in this Section 2.1 and the purposes described in Section 9.7.

         3. Without altering or amending any other part of Section 9 of the Loan Agreement or any other part of the Loan Agreement, Section 9.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Without the consent of Lender, Company will not use the proceeds from the Initial Installment for any purposes other than those set forth on Schedule 9.7a and it will not use the proceeds from any Loan proceeds subsequent to the Initial Installment for any purposes other than those set forth on Schedule 9.7b and such other purposes as are agreed in advance in writing.

         4. Without altering or amending any other part of the IP Security Agreement, the first recital of the IP Security Agreement is hereby amended to read in its entirety as follows:

                  WHEREAS, pursuant to that certain Loan Agreement, dated February 17, 2004, (as amended, extended, modified, restructured or renewed from time to time, the "Loan Agreement"), by and among Grantor and Lender, Lender has agreed to make a loans in the aggregate principal amount of up to $2,250,000 to Grantor which loans shall be evidenced by promissory notes (together with any amendments, extensions, modifications and/or renewals thereof and/or any promissory notes given in payment thereof, the "Note") (capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement);

         5. The Agreements shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended in this Amendment.

         6. This Amendment may be signed in several counterparts, through the use of multiple signature pages appended to each original, and all such counterparts shall constitute one and the same instrument. Any counterpart to which is attached the signatures of all parties shall constitute an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first written above.

COMPANY:                               VIDEO INTERNET BROADCASTING CORPORATION



                                       By _________________________________
                                       Its:


LENDER:                                FARADAY FINANCIAL, INC.



                                       By /s/ Frank Gillen
                                       Its:

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STATE OF _____________     )
                           ss:
COUNTY OF ___________      )

         On this ____ day of ______________, 2004, before me appeared ____________, to me personally known, who being duly sworn did say that he/she is the President of VIDEO INTERNET BROADCASTING CORPORATION, the within named corporation, and that the instrument was signed in behalf of said corporation and acknowledged the instrument to be the free act and deed of the corporation.

                                            ___________________________________
                                             NOTARY PUBLIC
My Commission Expires:                       Residing at: _____________________
_________________________

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